SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 18, 1998

                        COMMISSION FILE NUMBER: 333-44315



Colorado            Aqua Clara Bottling & Distribution, Inc.          84-1352529
(State or other           (Exact name of registrant as          (I.R.S. Employer
jurisdiction of             specified in its charter)        Identification No.)
incorporation or
organization)

1315 Cleveland Street, Clearwater, Florida                                 33755
(Address of principal executive offices)                              (Zip Code)

                                  727.446.2999
               Registrant's telephone number, including area code:

          (Former name or former address, if changed since last report)










                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                  949.660.9700
                             Facsimile: 949.660.9010

                                   Page 1 of 4
                      Index to Exhibits specified on Page 4





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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On January 15, 2002, we entered into an Agreement for the Purchase and Sale of Stock, a copy of which is attached as Exhibit 10 to this report, with BEVsystems International, Ltd., a Bermuda corporation ("BEVsystems"), which provides, among other things, for our acquisition of 14,817,647 shares of BEVsystems stock, as specified by the terms in that agreement. In connection with that agreement, we will issue 30,432,410 shares of our common stock to BEVsystems. The Board of Directors of BEVsystems and our Board of Directors have approved the terms and conditions of that agreement.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5. OTHER EVENTS.

     On September 15, 1998, our directors adopted Articles of Amendment Filed to Determine Rights of Shares (Certificate of Determination), a copy of which is attached as Exhibit 4.1 to this report, which creates a class of Series B Preferred Stock consisting of 4,500,000 shares that can only be issued to our officers and directors. Those Articles were filed with the Colorado Secretary of State on September 18, 1998.

     On October 28, 1998, our directors adopted an Amendment to Articles of Amendment Filed to Determine Rights of Shares (Certificate of Determination), a copy of which is attached as Exhibit 4.2 to this report, which provides all of our then current officers and directors the right to, on a pro rata basis, convert their shares of our common stock into shares of our Series B Preferred Stock, in an amount totaling 49,500,000 shares. That Amendment was filed with the Colorado Secretary of State on November 11, 1998.

     On December 14, 1998, our directors adopted Articles of Amendment to Articles of Incorporation, a copy of which is attached as Exhibit 4.3 to this report. Those Articles were filed with the Colorado Secretary of State on December 16, 1998. Those Articles cancel (i) those 4,500,000 shares of our Series B Preferred Stock authorized by the Articles of Amendment filed with the Colorado Secretary of State on September 18, 1998, and (ii) those 49,500,000 shares authorized by the Amendment to Articles of Amendment filed with the Colorado Secretary of State on November 11, 1998.

     On March 7, 2000, our shareholders adopted Articles of Amendment to the Articles of Incorporation, a copy of which is attached as Exhibit 4.4 to this report. Those Articles were filed with the Colorado Secretary of State on March 10, 2000. Those Articles specify that the maximum number of shares of stock that we are authorized to issue or have outstanding at any time shall be 105,000,000 shares, of which 100,000,000 shares shall be no par value common stock, and 5,000,000 shares shall be no par value preferred stock. Those Articles also contain an indemnification provision specifying that we shall indemnify our directors, officers, employees, and agents made a party to a proceeding from any claims, liabilities, or expenses resulting from their employment with us.

     Also, on March 7, 2000, our shareholders adopted an Amendment to the Bylaws, a copy of which is attached as Exhibit 3.ii to this report. In addition to other changes, that amendment specifies that the term "Chief Executive Officer," as used in the Bylaws, shall replace the term "President" in order to indicate that our President and our other officers shall assist our Chief Executive Officer. Those amended Bylaws should be read in their entirety.


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ITEM 6. RESIGNATIONS OF REGISTRANT'S OFFICERS AND DIRECTORS.

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Not Applicable

ITEM 8. CHANGE IN FISCAL YEAR.

     Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

     Not applicable.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                              BEVsystems International, Ltd.,
                                              a Bermuda corporation


DATED: February 20, 2002                  By: /s/ E. Douglas Cifers
                                              ----------------------------------
                                              E. Douglas Cifers,
                                              Chairman of the Board of Directors






















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                                INDEX TO EXHIBITS


Exhibit No.
----------

3.ii AMENDMENT TO THE BYLAWS OF AQUA CLARA BOTTLING AND DISTRIBUTION, INC.

4.1 ARTICLES OF AMENDMENT FILED TO DETERMINE RIGHTS OF SHARES (CERTIFICATE OF DETERMINATION)

4.2 AMENDMENT TO ARTICLES OF AMENDMENT FILED DETERMINE RIGHTS OF SHARES (CERTIFICATE OF DETERMINATION)

4.3  ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION

4.4 ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF AQUA CLARA BOTTLING AND DISTRIBUTION, INC.

10   AGREEMENT FOR THE PURCHASE AND SALE OF STOCK





































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